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                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         AMVESTORS FINANCIAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)


                                        N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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     In connection with the proposed merger of AFC Corp., a wholly-owned subsidiary of AmerUs Life Holdings, Inc. ("AmerUs"), with and into the Registrant whereby the registrant will become a wholly-owned subsidiary of AmerUs, the following definitive additional material is hereby filed to supplement the Registrant's definitive proxy statement filed pursuant to Rule 14a-6(j) as part of the registration statement filed by AmerUs under the Securities Act of 1933 on Form S-4 (Registration No. 33-40065 filed on November 12, 1997). This definitive additional material is a transcript of the message the Registrant will provide to its stockholders who call a toll-free telephone number (800-301-8755) activated by the Registrant after the close of the Nasdaq National Market on December 5, 1997.

The message is as follows:

     Welcome to the AmVestors' stockholder hotline. Assuming that the Closing of the proposed Merger of AmVestors Financial Corporation and AmerUs Life Holdings, Inc. described in the Joint Proxy Statement/Prospectus dated November 12, 1997 occurs on December 19, 1997 (as currently anticipated), the Merger Consideration will be 0.6724 shares of AmerUs Class A Common Stock for each whole share of AmVestors Common Stock outstanding at such time. Please read the Joint Proxy Statement/Prospectus carefully in evaluating your decision whether to approve the proposed Merger. Thank you for calling and remember that your vote is important! If you have any questions please contact Lynn F. Hammes, Executive Vice President and Chief Financial Officer of AmVestors, at (785) 232-6945.